SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)

                                April 30, 1997

                                 AUTOLIV, INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               001-12933                             (51-037854)
          -----------------------          --------------------------------
          (Commission File Number)         (IRS Employer Identification No.)

                              World Trade Center
                            Klarabergsviadukten 70
                              S-107 24 Stockholm
                                    Sweden

                    (Address of principal executive offices)

                               46 (8) 402 0600
         --------------------------------------------------------------
              Registrant's Telephone Number, Including Area Code

         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Item 2.        Acquisition or Disposition of Assets.
     and Item 5.    Other Events.

          On April 30, 1997, Autoliv, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          99.1. Press release, dated April 30, 1997, issued by the Company.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     April 30, 1997           AUTOLIV, INC.

                                        By: /s/ Joergen Svensson
                                            Joergen Svensson
                                            Secretary



                               EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1. Press release, dated April 30, 1997, issued by the Company.